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                        MFS COMMUNICATIONS COMPANY, INC.        PRELIMINARY COPY

           PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL
                   MEETING OF STOCKHOLDERS, DECEMBER 20, 1996

    The undersigned stockholder(s) of MFS Communications Company, Inc. ("MFS") hereby appoints Brian P. McGinty and Sunit S. Patel (collectively, the "Proxies"), and each or either of them, the true and lawful agents and attorneys-in-fact for the undersigned, with power of substitution, to attend the meeting and to vote the stock owned by or registered in the name of the undersigned, as instructed below, at the Special Meeting of Stockholders to be held at The Joslyn Art Museum, 2200 Dodge Street, Omaha, Nebraska on December 20, 1996 at 9:00 a.m. local time, and at any adjournments or postponements thereof, for the transaction of the following business:

[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE.

1. TO ADOPT THE AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER, DATED AS OF AUGUST 25, 1996 (THE "MERGER AGREEMENT"), BY AND AMONG WORLDCOM, INC. ("WORLDCOM"), HIJ CORP., A WHOLLY OWNED SUBSIDIARY OF WORLDCOM ("ACQUISITION SUBSIDIARY"), AND MFS, PURSUANT TO WHICH ACQUISITION SUBSIDIARY WILL BE MERGED WITH AND INTO MFS AND MFS WILL BECOME A WHOLLY OWNED SUBSIDIARY OF WORLDCOM, AND TO AUTHORIZE THE MERGER AND OTHER TRANSACTIONS CONTEMPLATED THEREBY.
         [ ]  FOR               [ ]  AGAINST               [ ]  ABSTAIN

2. TO VOTE TO ADJOURN THE SPECIAL MEETING OF STOCKHOLDERS TO SOLICIT ADDITIONAL STOCKHOLDER PROXIES OR VOTES IN THE EVENT THAT THE NUMBER OF PROXIES OR VOTES SUFFICIENT TO OBTAIN A QUORUM OR TO APPROVE THE MERGER AGREEMENT HAS NOT BEEN RECEIVED BY THE DATE OF THE SPECIAL MEETING.
         [ ]  FOR               [ ]  AGAINST               [ ]  ABSTAIN

3. IN THEIR DISCRETION WITH RESPECT TO SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

                (Continued and to be signed on the other side.)

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                          (Continued from other side.)

    When properly executed, the Proxy will be voted in the manner directed herein by the undersigned. If you wish to vote in accordance with the Board of Directors' recommendations, just sign below. You need not mark any boxes. If no specification is made, the Proxies intend to vote "FOR" Proposal 1 and Proposal 2 and in their discretion with respect to Proposal 3. The Board of Directors unanimously recommends a vote "FOR" Proposal 1 and Proposal 2.

                                          The undersigned acknowledges receipt
                                          of the Notice of Special Meeting of
                                          Stockholders to be held on December
                                          20, 1996 and the Joint Proxy
                                          Statement/Prospectus dated November
                                            , 1996.

                                          _____________________________________
                                          Signature:               Date:

                                          _____________________________________
                                          Signature:               Date:

                                          Please sign exactly as your name
                                          appears hereon. Joint owners should
                                          each sign. When signing as attorney,
                                          executor, trustee or guardian, please
                                          give full title as such.

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED
                                   ENVELOPE.

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